BNY Mellon Global Real Return Fund
Consolidated Statement of Investments
January 31, 2025
(Unaudited)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 38.5%
Hungary — .2%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	1,458,000	1,539,062
Indonesia — 1.0%
Indonesia Treasury Bonds, Ser. FR91	IDR	6.38	4/15/2032	111,041,000,000	6,594,950
Indonesia Treasury Bonds, Ser. FR96	IDR	7.00	2/15/2033	46,350,000,000	2,850,127
					9,445,077
Italy — 1.4%
Intesa Sanpaolo SpA, Sr. Notes		7.20	11/28/2033	7,961,000	8,716,474
UniCredit SpA, Jr. Sub. Notes(b)	EUR	7.50	6/3/2026	4,422,000	4,816,752
					13,533,226
Japan — 1.0%
Japan (40 Year Issue), Bonds, Ser. 9	JPY	0.40	3/20/2056	2,678,400,000	10,007,665
Luxembourg — .2%
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	1,805,000	1,876,214
Netherlands — 4.5%
Merrill Lynch BV, Bank Gtd. Bonds, Ser. DMB1(c)		0.00	2/2/2026	39,836,900	43,183,199
Switzerland — .1%
Credit Suisse Group AG, Jr. Sub. Notes(b)		5.25	2/11/2173	9,685,000	871,650
Credit Suisse Group AG, Jr. Sub. Notes(b)		7.25	3/12/2173	2,650,000	238,500
					1,110,150
United Kingdom — 7.1%
HSBC Holdings PLC, Jr. Sub. Notes(b)	EUR	4.75	7/4/2029	7,651,000	7,868,785
HSBC Holdings PLC, Sub. Notes	EUR	6.36	11/16/2032	4,303,000	4,811,749
HSBC Holdings PLC, Sub. Notes	GBP	8.20	11/16/2034	6,164,000	8,422,430
United Kingdom Gilt, Bonds	GBP	4.25	9/7/2039	25,227,400	29,368,675
United Kingdom Gilt, Bonds	GBP	4.75	10/22/2043	11,060,000	13,258,013
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	4,088,000	4,603,498
					68,333,150
United States — 23.0%
Ashtead Capital, Inc., Gtd. Notes (d)		5.80	4/15/2034	890,000	893,937
Ball Corp., Gtd. Notes		2.88	8/15/2030	1,794,000	1,555,195
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes (d)		5.50	5/1/2026	2,289,000	2,282,315
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	4,597,000	5,495,323
U.S. Treasury Bonds		3.00	11/15/2045	63,645,500	48,037,435
U.S. Treasury Floating Rate Notes, (3 Month USBMMY + 0.10%) (e)		4.36	1/31/2027	25,550,000	25,571,303
U.S. Treasury Floating Rate Notes, (3 Month USBMMY + 0.13%) (e)		4.39	7/31/2025	18,195,800	18,203,886
U.S. Treasury Floating Rate Notes, (3 Month USBMMY + 0.25%) (e),(f)		4.51	1/31/2026	66,655,400	66,788,799
U.S. Treasury Inflation Indexed Notes		1.25	4/15/2028	51,283,483	50,541,578
United Airlines, Inc., Sr. Scd. Notes (d)		4.38	4/15/2026	1,224,000	1,207,157
					220,576,928
Total Bonds and Notes (cost $377,394,928)					369,604,671

Consolidated Statement of Investments
(Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 44.4%
Brazil — .4%
B3 SA - Brasil Bolsa Balcao	1,946,605	3,693,988
Denmark — .5%
Pandora A/S	26,168	5,022,024
France — 1.9%
Airbus SE	36,750	6,371,358
Legrand SA	56,860	5,832,591
LVMH Moet Hennessy Louis Vuitton SE	2,712	1,979,247
Sanofi SA	40,835	4,422,617
		18,605,813
Germany — .8%
Rheinmetall AG	9,794	7,675,087
Hong Kong — .3%
Hong Kong Exchanges & Clearing Ltd.	67,200	2,617,824
India — 1.6%
HDFC Bank Ltd.	239,902	4,705,047
Info Edge India Ltd.	20,949	1,868,053
MakeMyTrip Ltd. (g)	18,244	1,993,522
Marico Ltd.	279,611	2,164,965
Power Grid Corporation of India Ltd.	497,159	1,731,407
Titan Co. Ltd.	50,631	2,040,204
Tube Investments of India Ltd.	21,939	841,454
		15,344,652
Indonesia — .6%
Bank Mandiri Persero Tbk PT	16,229,100	5,998,793
Ireland — .9%
Experian PLC	169,970	8,444,584
Netherlands — .8%
Universal Music Group NV	255,810	7,149,264
Switzerland — 2.3%
Alcon AG	173,456	15,800,107
Nestle SA	77,534	6,596,030
		22,396,137
Taiwan — 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	77,989	16,324,658
United Kingdom — 8.7%
3i Group PLC	119,173	5,768,652
AstraZeneca PLC	93,432	13,141,609
BAE Systems PLC	383,095	5,813,994
Diageo PLC	162,669	4,878,961
Informa PLC	552,861	5,939,106
Land Securities Group PLC	990,136	7,181,867
London Stock Exchange Group PLC	39,666	5,919,039
Reckitt Benckiser Group PLC	101,339	6,697,157
RELX PLC	108,972	5,446,631
Rolls-Royce Holdings PLC (g)	1,012,706	7,609,264

Description	Shares	Value ($)
Common Stocks — 44.4% (continued)
United Kingdom — 8.7% (continued)
Shell PLC	86,248	2,864,358
Unilever PLC	210,762	12,104,159
		83,364,797
United States — 23.9%
Alphabet, Inc., Cl. A	47,414	9,673,404
Amazon.com, Inc. (g)	87,493	20,795,336
AMETEK, Inc.	40,128	7,406,024
Aon PLC, Cl. A	7,995	2,964,706
Apple, Inc.	66,281	15,642,316
CME Group, Inc.	44,321	10,482,803
CSX Corp.	148,472	4,880,275
Danaher Corp.	23,633	5,264,014
Deere & Co.	13,117	6,251,038
Dominion Energy, Inc.	133,933	7,445,336
Eli Lilly & Co.	2,951	2,393,497
First Horizon Corp.	362,631	7,937,993
Freeport-McMoRan, Inc.	111,648	4,002,581
GE Vernova, Inc.	9,149	3,411,479
Hubbell, Inc.	22,635	9,574,831
JPMorgan Chase & Co.	58,879	15,738,357
Linde PLC	26,953	12,024,272
Mastercard, Inc., Cl. A	13,517	7,507,747
Microsoft Corp.	47,633	19,770,553
Netflix, Inc. (g)	6,087	5,945,538
NVIDIA Corp.	53,931	6,475,495
Oracle Corp.	35,921	6,108,725
Phillips 66	30,323	3,574,172
Pinterest, Inc., Cl. A (g)	132,800	4,377,088
The Goldman Sachs Group, Inc.	12,632	8,089,533
The Walt Disney Company	117,058	13,234,578
Zoetis, Inc.	50,587	8,645,318
		229,617,009
Total Common Stocks (cost $331,317,645)		426,254,630

Exchange-Traded Funds — 5.2%
United States — 5.2%
Graniteshares Gold Trust(g),(h)	149,153	4,124,080
iShares Gold Trust(g),(h)	59,806	3,161,943
iShares Silver Trust(g),(h)	446,105	12,718,454
SPDR Gold Shares(g),(h)	116,794	30,198,257
Total Exchange-Traded Funds (cost $45,899,567)		50,202,734

Consolidated Statement of Investments
(Unaudited) (continued)

Description/Number of Contracts		Exercise Price	Expiration Date	Notional Amount ($)(i)	Value ($)
Options Purchased — .6%
Call Options — .3%
DJ Euro Stoxx 50, Contracts 2,610	EUR	5,350	6/20/2025	139,635,000	3,232,891
S&P 500 Index, Contracts 330		6,500	3/21/2025	214,500,000	108,900
					3,341,791
Put Options — .3%
S&P 500 Index, Contracts 334		5,900	3/21/2025	197,060,000	2,221,100
S&P 500 Index, Contracts 165		5,800	2/21/2025	95,700,000	293,700
S&P 500 Index, Contracts 315		5,900	1/31/2025	185,850,000	1,575
					2,516,375
Total Options Purchased (cost $9,362,132)					5,858,166

Description		Annualized Yield (%)	Maturity Date	Principal Amount ($)(a)
Short-Term Investments — 1.7%
Brazil — 1.7%
Brazil Letras do Tesouro Nacional, Treasury Bills(j) (cost $20,698,425)	BRL	9.62	7/1/2027	133,728,000	16,395,096

	1-Day Yield (%)	Shares
Investment Companies — 6.7%
Closed-End Investment Companies — 3.2%
Amedeo Air Four Plus Ltd.		1,602,711	1,245,976
Greencoat UK Wind PLC		6,409,435	9,560,311
The BioPharma Credit Fund PLC		13,330,690	11,197,779
The Renewables Infrastructure Group, Ltd.		7,163,244	6,989,903
The Riverstone Credit Opportunities Income PLC Fund		2,906,262	2,237,822
			31,231,791
Registered Investment Companies — 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(k)	4.42	33,183,398	33,183,398
Total Investment Companies (cost $75,884,042)			64,415,189
Investment of Cash Collateral for Securities Loaned — 2.0%
Registered Investment Companies — 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(k) (cost $18,845,960)	4.42	18,845,960	18,845,960
Total Investments (cost $879,402,699)		99.1%	951,576,446
Cash and Receivables (Net)		.9%	8,539,837
Net Assets		100.0%	960,116,283

ADR—American Depositary Receipt
BRL—Brazilian Real
EUR—Euro
GBP—British Pound
IDR—Indonesian Rupiah

JPY—Japanese Yen
SPDR—Standard & Poor’s Depository Receipt
USBMMY—U.S. Treasury Bill Money Market Yield

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to $4,383,409 or .5% of net assets.

(e)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(f)
Security, or portion thereof, on loan. At January 31, 2025, the value of the fund’s securities on loan was $18,438,659 and the value of the collateral was
$18,845,960, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

(g)	Non-income producing security.
(h)	These securities are wholly-owned by the Subsidiary referenced in Note 1.
(i)	Notional amount stated in U.S. Dollars unless otherwise indicated.
(j)	Security is a discount security. Income is recognized through the accretion of discount.
(k)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
DJ Euro Stoxx 50	175	3/21/2025	9,560,286(a)	9,605,546	45,260
Standard & Poor’s 500 E-mini	156	3/21/2025	47,392,888	47,324,550	(68,338)
Stoxx Europe 600	696	3/21/2025	19,056,345(a)	19,494,821	438,476
U.S. Treasury Long Bonds	253	3/20/2025	28,416,891	28,818,281	401,390
Gross Unrealized Appreciation					885,126
Gross Unrealized Depreciation					(68,338)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts	Exercise Price	Expiration Date	Notional Amount ($)(a)		Value ($)
Call Options:
DJ Euro Stoxx 50, Contracts 2,610	5,650	6/20/2025	147,465,000	EUR	(893,513)
NVIDIA Corp., Contracts 295	130	2/21/2025	3,835,000		(106,200)
Put Options:
AstraZeneca PLC, Contracts 30	105	3/21/2025	3,150,000	GBP	(55,795)
DJ Euro Stoxx 50, Contracts 1,305	5,000	6/20/2025	65,250,000	EUR	(1,368,699)
Meta Platforms, Inc., Contracts 70	620	2/21/2025	4,340,000		(17,500)
Rolls-Royce Holdings PLC, Contracts 484	5.20	3/21/2025	2,516,800	GBP	(37,507)

Consolidated Statement of Investments
(Unaudited) (continued)
Options Written (continued)
Description/Contracts	Exercise Price	Expiration Date	Notional Amount ($)(a)	Value ($)
S&P 500 Index, Contracts 334	5,600	3/21/2025	187,040,000	(873,076)
S&P 500 Index, Contracts 165	5,450	2/21/2025	89,925,000	(52,800)
Total Options Written (premiums received $5,079,368)				(3,405,090)

EUR—Euro
GBP—British Pound

(a)	Notional amount stated in U.S. Dollars unless otherwise indicated.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	436,164	Swiss Franc	384,120	2/14/2025	13,738
United States Dollar	5,428,101	British Pound	4,480,332	4/11/2025	(125,788)
United States Dollar	5,444,887	Euro	5,322,184	4/11/2025	(95,343)
CIBC World Markets Corp.
Euro	3,686,008	United States Dollar	3,815,087	4/11/2025	21,934
British Pound	8,220,344	United States Dollar	10,199,633	4/11/2025	(9,567)
Royal Bank of Scotland
Swiss Franc	3,420,287	United States Dollar	3,898,021	2/14/2025	(136,653)
United States Dollar	4,265,008	Danish Krone	30,000,146	3/13/2025	84,607
British Pound	1,141,934	United States Dollar	1,427,785	4/11/2025	(12,226)
United States Dollar	3,405,062	British Pound	2,786,779	4/11/2025	(49,472)
State Street Global Markets LLC
Swiss Franc	2,259,144	United States Dollar	2,611,159	2/14/2025	(126,727)
United States Dollar	16,433,948	Swiss Franc	14,207,740	2/14/2025	809,372
United States Dollar	16,500,337	Brazilian Real	101,325,271	3/13/2025	(679,369)
British Pound	16,323,343	United States Dollar	20,296,164	4/11/2025	(61,494)
United States Dollar	121,500,143	Euro	117,195,770	4/11/2025	(497,051)
Euro	29,045,729	United States Dollar	30,387,754	4/11/2025	(152,044)
Indonesian Rupiah	6,241,108,399	United States Dollar	378,869	4/11/2025	3,039
United States Dollar	184,128,948	British Pound	147,927,056	4/11/2025	756,272
United States Dollar	8,899,583	British Pound	7,278,264	4/11/2025	(122,666)
United States Dollar	15,952,046	Indonesian Rupiah	260,257,625,390	4/11/2025	26,274
United States Dollar	1,022,351	Euro	977,344	4/11/2025	4,965

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC
Swiss Franc	2,763,972	United States Dollar	3,159,699	2/14/2025	(120,096)
Australian Dollar	29,544,641	United States Dollar	18,897,018	3/13/2025	(525,955)
Gross Unrealized Appreciation					1,720,201
Gross Unrealized Depreciation					(2,714,451)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - GSVISK2S at Maturity	USD Maturity Fixed at 0.00%	Goldman Sachs & Co. LLC	2/28/2025	89,952,023	2,999,847
USD - GSVLTYIA at Maturity	USD - FEDL01 4.33% at Maturity	Goldman Sachs & Co. LLC	3/9/2026	43,607,100	4,216,363
USD - BXIINIM3 at Maturity(a)	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	11/24/2025	80,875,790	(2,106,502)
USD - BXIINIF3 at Maturity(a)	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	12/5/2025	85,432,617	(2,738,376)
USD - CIEQVHG4 at Maturity(a)	USD 6 Month Fixed at 0.00%	Citigroup Global Markets Inc.	1/6/2026	34,623,948	(139,650)
Gross Unrealized Appreciation					7,216,210
Gross Unrealized Depreciation					(4,984,528)

BXIINIF3—Barclays NIF3 Index
BXIINIM3—Barclays NIM3 Index
CIEQVHG4—Citi High Yield CB Volatility Carry Series 4 Index
FEDL01—Effective Federal Funds Rate
GSVISK2S—GS Systematic Skew US Series 2S Excess Return Strategy
GSVLTYIA—GS Treasury Inter-Weekly Volatility Carry
USD—United States Dollar

(a)
Underlying reference is the Index which is a basket of underlying securities listed within the Custom Basket Table. Payment to or from Counterparties is based on the underlying components of the Basket.

Custom Basket
Underlying	Effective Date	Termination Date	Volatility Strike (%)	Vega Notional		Index (%)
Barclays NIF3 Index S&P 500 Variance Swap	1/31/2025	2/7/2025	12.69	236,344	USD	100%
Barclays NIM3 Index S&P 500 Variance Swap	1/27/2025	2/3/2025	16.81	46,219	USD	100%

Consolidated Statement of Investments
(Unaudited) (continued)

Custom Basket
Underlying	Strike	Expiration Date	Shares	Value ($)	Index (%)
CIEQVHG4
Cash:
USD			(39,751,998)	(39,751,998)	-114.9%
Equity:
iShares iBoxx $ High Yield Corporate Bond ETF			971,358	77,436,627	223.7%
Options:
iShares iBoxx $ High Yield Corporate Bond ETF Call	79	2/21/2025	(618,690)	(430,049)	-1.2%
iShares iBoxx $ High Yield Corporate Bond ETF Call	80	2/21/2025	(724,542)	(72,454)	-0.2%
iShares iBoxx $ High Yield Corporate Bond ETF Put	78	2/21/2025	(594,124)	(47,072)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Put	79	2/21/2025	(695,646)	(143,551)	-0.4%
iShares iBoxx $ High Yield Corporate Bond ETF Call	79	3/21/2025	(891,170)	(662,519)	-1.9%
iShares iBoxx $ High Yield Corporate Bond ETF Call	80	3/21/2025	(268,002)	(37,027)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Put	77	3/21/2025	(177,880)	(17,485)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Put	78	3/21/2025	(742,824)	(199,988)	-0.6%
iShares iBoxx $ High Yield Corporate Bond ETF Put	79	3/21/2025	(260,086)	(124,885)	-0.4%
iShares iBoxx $ High Yield Corporate Bond ETF Call	78	4/17/2025	(66,624)	(100,837)	-0.3%
iShares iBoxx $ High Yield Corporate Bond ETF Call	79	4/17/2025	(763,806)	(521,097)	-1.5%
iShares iBoxx $ High Yield Corporate Bond ETF Call	80	4/17/2025	(178,769)	(38,754)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Put	77	4/17/2025	(129,510)	(40,669)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Put	78	4/17/2025	(560,581)	(232,591)	-0.7%
iShares iBoxx $ High Yield Corporate Bond ETF Put	79	4/17/2025	(319,109)	(183,333)	-0.5%
iShares iBoxx $ High Yield Corporate Bond ETF Call	79	5/16/2025	(87,632)	(93,766)	-0.3%
iShares iBoxx $ High Yield Corporate Bond ETF Call	80	5/16/2025	(44,693)	(15,649)	0.0%
iShares iBoxx $ High Yield Corporate Bond ETF Put	78	5/16/2025	(107,001)	(71,797)	-0.2%
iShares iBoxx $ High Yield Corporate Bond ETF Put	79	5/16/2025	(25,323)	(27,158)	-0.1%
Total Basket Value				34,623,948
See notes to consolidated statement of investments.

Consolidated Statement of Investments
BNY Mellon Global Real Return Fund

January 31, 2025
(Unaudited)
The following is a summary of the inputs used as of January 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	423,636,806	2,617,824††	—	426,254,630
Corporate Bonds and Notes	—	208,946,228	—	208,946,228
Exchange-Traded Funds	50,202,734	—	—	50,202,734
Foreign Governmental	—	78,474,526	—	78,474,526
U.S. Treasury Securities	—	98,579,013	—	98,579,013
Investment Companies	83,261,149	—	—	83,261,149
	557,100,689	388,617,591	—	945,718,280
Other Financial Instruments:
Options Purchased	5,858,166	—	—	5,858,166
Futures†††	885,126	—	—	885,126
Forward Foreign Currency Exchange Contracts†††	—	1,720,201	—	1,720,201
Swap Agreements†††	—	7,216,210	—	7,216,210
	6,743,292	8,936,411	—	15,679,703
Liabilities ($)
Other Financial Instruments:
Options Written	(3,405,090)	—	—	(3,405,090)
Futures†††	(68,338)	—	—	(68,338)
Forward Foreign Currency Exchange Contracts†††	—	(2,714,451)	—	(2,714,451)
Swap Agreements†††	—	(4,984,528)	—	(4,984,528)
	(3,473,428)	(7,698,979)	—	(11,172,407)

†	See Consolidated Statement of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
†††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at January 31, 2025 are set forth in the Consolidated Statement of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities risk and interest rate risk or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.
As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.
Options purchased and written at January 31, 2025 are set forth in the Consolidated Statement of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at January 31, 2025 are set forth in the Consolidated Statement of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at January 31, 2025 are set forth in the Consolidated Statement of Investments.

At January 31, 2025, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $75,902,245, consisting of $124,467,819 gross unrealized appreciation and $48,565,574 gross unrealized depreciation.
At January 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.